SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------


                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 8, 2003
                                  -------------


                            INFORMATION HOLDINGS INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       1-14371               06-1518007
      ------------------              ---------------          ------------
 (State or other jurisdiction        (Commission File          (IRS Employer
      of incorporation)                   Number)            Identification No.)


2777 Summer Street, Suite 209, Stamford, Connecticut                   06905
----------------------------------------------------              --------------
      (Address of principal executive offices)                      (Zip Code)

                                 (203) 961-9106
                                 --------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Pro Forma Financial Information

This Form 8-K/A amends the Form 8-K filed by Information Holdings Inc. on April 22, 2003 to add information pursuant to Item 7(b) - Pro Forma Financial Information.

(b)  Pro Forma Financial Information

The following pro forma financial information is included herein:

I. Pro Forma Condensed Consolidated Financial Statements of Information Holdings Inc.

     Introduction

     Pro Forma Condensed Consolidated Statements of Operations for the Years
          Ended December 31, 2000, 2001 and 2002
     Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002 Notes to Pro Forma Condensed Consolidated Financial Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INFORMATION HOLDINGS INC.

Dated: May 7, 2003                     By: /s/ Vincent A. Chippari
                                           ------------------------------
                                           Name:  Vincent A. Chippari
                                           Title: Executive Vice President & CFO

                            Information Holdings Inc.

         Unaudited Pro Forma Condensed Consolidated Financial Statements

     On April 8, 2003, Information Holdings Inc. (the "Company") sold, pursuant to an Asset Purchase Agreement dated February 27, 2003, substantially all of the assets and certain liabilities of its wholly owned subsidiaries CRC Press LLC ("CRC Press LLC"), CRC Press (U.K.) LLC and Parthenon Publishing Group, Inc., to CRC Press I LLC and Routledge No. 2 Limited, both wholly owned subsidiaries of Taylor & Francis Group plc, for approximately $95,000,000 in cash, subject to a post closing adjustment.

     The following unaudited pro forma condensed consolidated statements of operations of the Company for the years ended December 31, 2000, 2001 and 2002 give effect to the disposition of CRC Press LLC and its subsidiaries ("CRC Press") as if it occurred on January 1, 2000. The following unaudited pro forma condensed consolidated balance sheet of the Company as of December 31, 2002 gives effect to the disposition of CRC Press as if it occurred on that date. The unaudited pro forma condensed consolidated statements of operations do not reflect the gain on the sale of CRC Press, nor do they reflect imputed interest on the proceeds from the disposition.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management. The unaudited pro forma condensed consolidated financial statements are not designed to represent and do not represent what the Company's results of operations and financial position would have been had the aforementioned transaction been completed as of the date or at the beginning of the period indicated or to project the Company's results of operations or financial position at any future date or any future period. The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes contained in the Company's 2002 Annual Report on Form 10-K.

                            Information Holdings Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                December 31, 2000
                      (In thousands, except per share data)


                                         Information      Less:      Pro Forma
                                           Holdings     CRC Press   Consolidated

Revenues                                   $ 73,289     $ 38,984      $ 34,305

Cost of sales                                19,720       10,422         9,298

                                           --------     --------      --------
Gross profit                                 53,569       28,562        25,007
                                           --------     --------      --------

Operating expenses:

   Selling, general and administrative       36,987       20,602        16,385

   Depreciation and amortization              9,744        1,993         7,751

   Impairment of long-lived assets            1,500            0         1,500

                                           --------     --------      --------
Total operating expenses                     48,231       22,595        25,636
                                           --------     --------      --------

Income (loss) from operations                 5,338        5,967          (629)

Other income (expense):

   Other income (expense)                         2            5            (3)

   Interest income (expense), net             7,005         (144)        7,149

                                           --------     --------      --------
Income before income taxes                   12,345        5,828         6,517

Provision for income taxes                    5,253        2,273         2,980

                                           --------     --------      --------
Net income                                 $  7,092     $  3,555      $  3,537
                                           ========     ========      ========

Basic earnings per common share            $   0.34                   $   0.17
                                           ========                   ========

Diluted earnings per common share          $   0.34                   $   0.17
                                           ========                   ========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                            Information Holdings Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                December 31, 2001
                      (In thousands, except per share data)


                                       Information       Less:       Pro Forma
                                         Holdings     CRC Press     Consolidated

Revenues                                $ 105,336     $  42,424     $  62,912

Cost of sales                              26,676        13,714        12,962

                                        ---------     ---------     ---------
Gross profit                               78,660        28,710        49,950
                                        ---------     ---------     ---------

Operating expenses:

   Selling, general and administrative     49,831        22,997        26,834

   Depreciation and amortization           18,769         2,642        16,127

   Impairment of long-lived assets            400             0           400

                                        ---------     ---------     ---------
Total operating expenses                   69,000        25,639        43,361
                                        ---------     ---------     ---------

Income from operations                      9,660         3,071         6,589

Other income (expense):

   Other expense                              (16)            0           (16)

   Interest income (expense), net           3,505          (148)        3,653

                                        ---------     ---------     ---------
Income before income taxes                 13,149         2,923        10,226

Provision for income taxes                  5,311         1,071         4,240

                                        ---------     ---------     ---------
Net income                              $   7,838     $   1,852     $   5,986
                                        =========     =========     =========

Basic earnings per common share         $    0.36                   $    0.28
                                        =========                   =========

Diluted earnings per common share       $    0.36                   $    0.27
                                        =========                   =========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                            Information Holdings Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                December 31, 2002
                      (In thousands, except per share data)


                                         Information      Less:       Pro Forma
                                           Holdings     CRC Press   Consolidated

Revenues                                  $ 141,767     $  52,053     $  89,714

Cost of sales                                41,966        17,929        24,037

                                          ---------     ---------     ---------
Gross profit                                 99,801        34,124        65,677
                                          ---------     ---------     ---------

Operating expenses:

   Selling, general and administrative       66,909        24,108        42,801

   Depreciation and amortization             16,941         3,102        13,839

   Impairment of long-lived assets           39,380             0        39,380

                                          ---------     ---------     ---------
Total operating expenses                    123,230        27,210        96,020
                                          ---------     ---------     ---------

(Loss) income from operations               (23,429)        6,914       (30,343)

Other income (expense):

   Other income                                   5             0             5

   Interest income (expense), net               473          (155)          628

                                          ---------     ---------     ---------
(Loss) income before income taxes           (22,951)        6,759       (29,710)

(Benefit from) provision for income taxes    (9,227)        2,542       (11,769)

                                          ---------     ---------     ---------
Net (loss) income                         $ (13,724)    $   4,217     $ (17,941)
                                          =========     =========     =========

Basic (loss) per common share             $   (0.63)                  $   (0.83)
                                          =========                   =========

Diluted (loss) per common share           $   (0.63)                  $   (0.83)
                                          =========                   =========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                                      Information Holdings Inc.

                      Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                          December 31, 2002
                                           (In thousands)

                                   Information          Less:         Pro Forma          Pro Forma
                                     Holdings        CRC Press       Adjustments       Consolidated
Cash, cash equivalents and
  short-term investments           $    66,966      $     3,075      $   77,337 (1)    $   141,228
Accounts receivable, net                41,827           12,452                             29,375
Other current assets                    17,425            8,896                              8,529
                                   -----------      -----------      ----------        -----------
Total current assets                   126,218           24,423          77,337            179,132

Intangible assets, net                  94,627           22,318                             72,309
Goodwill, net                           88,967            5,868                             83,099
Other long-term assets                  19,025           10,119             164 (2)          9,070
                                   -----------      -----------      ----------        -----------
Total assets                       $   328,837      $    62,728      $   77,501        $   343,610
                                   ===========      ===========      ==========        ===========

Accounts payable                   $    30,967      $     4,743                        $    26,224
Deferred revenue                        27,069            5,940                             21,129
Other current liabilities               17,738            4,002      $      156 (1)         13,892
Long-term liabilities                    3,323            3,362             164 (2)            125
                                   -----------      -----------      ----------        -----------
Total liabilities                       79,097           18,047             320             61,370

Common stock                               218                                                 218
Treasury stock                         (5,227)                                             (5,227)
Paid in capital                        247,026           16,591          16,591 (1)        247,026
Accumulated comprehensive income           626              358             358 (1)            626
Retained earnings                        7,097           27,732          60,232 (1)         39,597
                                   -----------      -----------      ----------        -----------

Total equity                           249,740           44,681          77,181            282,240
                                   -----------      -----------      ----------        -----------

Total liabilities and equity       $   328,837      $    62,728      $   77,501        $   343,610
                                   ===========      ===========      ==========        ===========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                            Information Holdings Inc.

    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.   PRO FORMA ADJUSTMENTS

     For purposes of determining the pro forma effect of the disposition of CRC Press on Information Holdings Inc.'s Condensed Consolidated Balance Sheet as of December 31, 2002, the following adjustments have been made (In thousands):

(1) Represents the proceeds from the sale of CRC Press and the estimated gain on disposition, adjusted for assets and liabilities of CRC Press retained by the Company, as follows - debit (credit):

     Cash                                                              $77,337
     Other current liabilities                                            (156)
     Paid in capital                                                   (16,591)
     Accumulated comprehensive income                                     (358)
     Retained earnings (earnings of CRC Press prior to disposition)    (27,732)
     Retained earnings (estimated after-tax gain on disposition)       (32,500)

(2) Represents a reclassification of net long-term deferred taxes. The disposition of CRC Press results in a change in long-term deferred taxes from a net liability to a net asset.


2.   EARNINGS PER SHARE

     Earnings per share are calculated by dividing the net income by the weighted average outstanding shares during the period. The weighted average outstanding shares for the years ending December 31 are as follows:

                                  2000              2001             2002

Basic                          20,583,190        21,686,149       21,734,708

Diluted                        20,821,921        21,826,359       21,734,708